UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 7, 2010

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 7, 2010, the Federal Home Loan Bank of New York ("Bank") formally adopted documents evidencing a ‘Thrift Restoration Plan’ ("TRP") and a ‘Profit Sharing Plan’ ("PSP").

The TRP applies to those employees of the Bank who were previously participants in the Thrift Plan Component of the Benefit Equalization Plan on November 10, 2009, the day that benefit was terminated by the Bank. In general, and subject to the specific terms of the TRP, benefits under the TRP will consist of the payment beginning in 2011 of an amount equal to six percent (6%) of each participant’s base rate of pay for the calendar year immediately preceding the calendar year of payment, to the extent that such base rate of pay shall exceed the Internal Revenue Code limitations in effect with respect to such preceding calendar year.

The TRP is nondeferred and unfunded, and all benefits payable under the plan shall be paid solely out of the general assets of the Bank. Payments made under the TRP will not be part of any calculations made for purposes of determining payments to be made to Bank employees under any other benefit plan. The creation of the TRP was authorized by a resolution of the Bank’s Board of Directors adopted on January 21, 2010.

The PSP applies to those employees of the Bank who were previously participants in the Bank’s Nonqualified Profit Sharing Plan on November 10, 2009, the day that benefit was terminated by the Bank. In general, and subject to the specific terms of the PSP, benefits under the PSP will consist of payments beginning in 2011 in an amount equal to eight percent (8%) of the sum of: (i) each participant’s base rate of pay for the calendar year immediately preceding the calendar year of payment; and (ii) the amount of any award made to such participant under the Bank’s Incentive Compensation Plan in effect with respect to such preceding calendar year.

Payments made under the PSP are strongly connected to the performance of the Bank in that a significant portion of the potential payments available hereunder will depend on the satisfaction of the requirements under the Bank’s Incentive Compensation Plan. The PSP is nondeferred and unfunded, and all benefits payable under the PSP shall be paid solely out of the general assets of the Bank. Payments made under the PSP will not be part of any calculations made for purposes of determining payments to be made to Bank employees under any other benefit plan. The creation of the PSP was authorized by a resolution of the Bank’s Board of Directors adopted on January 21, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

April 9, 2010	By:	/s/ Patrick A. Morgan

Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer